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                                                                       L&W DRAFT








                              ALGOS PHARMACEUTICAL
                                   CORPORATION






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                          REGISTRATION RIGHTS AGREEMENT



                                   -----------





                            Dated as of June __, 1996



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                          REGISTRATION RIGHTS AGREEMENT


               This Registration Rights Agreement (the "AGREEMENT") is made and entered into as of July 3, 1996, by and among ALGOS PHARMACEUTICAL CORPORATION, a Delaware corporation (the "COMPANY"), and VIRGINIA COMMONWEALTH UNIVERSITY ("VCU").

               This Agreement is made pursuant to that certain agreement, dated as of June 27, 1996, between the Company and VCU (the "PREFERRED STOCK AGREEMENT"), attached as Exhibit A hereto. In order to induce VCU to enter into the Preferred Stock Agreement, the Company has agreed to provide the registration rights set forth in this Agreement.

               The Company and VCU hereby agree as follows:

               1.     Definitions

               As used in this Agreement, the following capitalized terms shall have the following meanings:

               Commission:  The Securities and Exchange Commission.

               Common Stock: The Common Stock, par value $.01 per share, of the Company.

               Exchange Act: The Securities Exchange Act of 1934, as amended from time to time.

               NASD:  National Association of Securities Dealers, Inc.

               Person:  An  individual,   partnership,   corporation,  trust  or
unincorporated organization, or a government or agency or political subdivision thereof.

               Preferred Stock: The Series B Convertible Preferred Stock, par value $.01 per share, of the Company.

               Prospectus: The prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

               Registrable Stock: All shares of Common Stock received by VCU upon conversion of the Preferred Stock.


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               Registrable  Securities:  The Registrable Stock;  provided that a security ceases to be a Registrable Security when it is no longer a Transfer Restricted Security.

               Registration Expenses: See Section 6 hereof.

               Registration Statement: Any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

               Securities Act: The Securities Act of 1933, as amended from time to time.

               Shelf Registration: See Section 3 hereof.

               Subsequent Shelf Registration: See Section 3 hereof.

               Transfer Restricted Securities: The Preferred Stock and the Registrable Stock upon original issuance thereof, and with respect to any particular such security, so long as such security was acquired by the holder thereof other than pursuant to an effective registration under Section 5 of the Securities Act or pursuant to Rule 144; provided that a security that has ceased to be a Transfer Restricted Security cannot thereafter become a Transfer Restricted Security.

               underwritten registration or underwritten offering: A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

               2.     Securities Subject to this Agreement

               (a) Registrable Securities. The securities entitled to the benefits of this Agreement are the Registrable Securities.

               (b) Holders of Registrable Securities. A Person is deemed to be a holder of Registrable Securities whenever such Person owns Registrable Securities or has the right to acquire such Registrable Securities, whether or not such acquisition has actually been effected and disregarding any legal restrictions upon the exercise of such right.

               3.     Shelf Registration

               (a) Filing of First Shelf Registration. At any time after February 1, 1997 so long as there are any Transfer Restricted Securities and upon receipt of notice from VCU (the "NOTICE"), the Company shall file a "shelf" registration statement on any appropriate form pursuant to Rule 415 (or similar rule that may be adopted by the Commission) under the Securities Act (a "SHELF REGISTRATION"), as promptly as practicable for the amount of Registrable Securities specified in the Notice. The Company agrees to

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use its best efforts to cause the Shelf  Registration  to become  effective  and thereafter to keep it continuously effective for a period of three months from the date on which the Commission declares the Shelf Registration effective or such shorter period which will terminate when all the Registrable Securities covered by the Shelf Registration have been sold pursuant to such Shelf Registration.

               (b) Filing of Subsequent  Shelf  Registrations.  So long as there are any Transfer Restricted Securities, upon receipt of a subsequent Notice (the "SUBSEQUENT NOTICE"), the Company also agrees to file a subsequent Shelf Registration (the "SUBSEQUENT SHELF REGISTRATION") as promptly as practicable for the amount of Registrable Securities specified in the Subsequent Notice. The Company agrees to use its best efforts to cause such Subsequent Shelf Registration declared effective as soon as reasonably practicable after filing. The Company agrees to use its best efforts to keep each Subsequent Shelf Registration continuously effective for a period of three months following the dates on which each such Subsequent Shelf Registration is declared effective or until all Registrable Securities included therein have been sold, if earlier. In the event that at the time the Company is required to file a Subsequent Shelf Registration, a previously filed Shelf Registration is effective covering all of the Registrable Securities, the Company may satisfy its obligations as to such Subsequent Shelf Registration by extending the effectiveness of such previously filed Shelf Registration or registration statement by the period of effectiveness required for such Subsequent Shelf Registration. The Company shall notify VCU and any other holders of Registrable Securities of any such extension. The Company further agrees to supplement or make amendments to any Subsequent Shelf Registration, if required by the rules, regulations or instructions applicable to the registration form utilized by the Company or by the Securities Act or rules and regulations thereunder for shelf registration.

               4.     Hold-Back Agreements

               Restrictions on Public Sale by Holder of Registrable Securities. VCU and each other holder of Registrable Securities agree that, to the extent that the Company or other shareholders of the Company conduct a public offering of the Company's securities, if requested by the managing underwriters in such underwritten offering, that such holder of Registrable Securities will not effect any public sale or distribution of securities of the Company of the same class as the securities included in such registration statement, including a sale pursuant to Rule 144 under the Securities Act (except as part of such underwritten registration), during the 10-day period prior to, and during the 30-day period beginning on, the closing date of each underwritten offering made pursuant to such registration statement, to the extent timely notified in writing by the Company or the managing underwriters.

               5.     Registration Procedures

               In connection with the Company's Shelf Registration obligations pursuant to Section 3 hereof, the Company will use its best efforts to effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or

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methods of  distribution  thereof,  and  pursuant  thereto the  Company  will as expeditiously as possible:

               (a) use its best efforts to keep such Registration Statement continuously effective and provide all requisite financial statements for the period specified in Section 3 of this Agreement; upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Company shall file promptly an appropriate amendment to such Registration Statement, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause
(A) or (B), use its best efforts to cause such amendment to be declared effective and such Registration Statement and the related Prospectus to become usable for their intended purpose(s) as soon as practicable thereafter;

               (b) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period set forth in
Section 3 hereof, as applicable, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement have been sold; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Act in a timely manner; and comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

               (c) advise the underwriter(s), if any, and selling Holders promptly and, if requested by such Persons, to confirm such advice in writing,
(i) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any Registration Statement or any post-effective amendment thereto, when the same has become effective, (ii) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (iv) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification

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or exemption from  qualification  of the Transfer  Restricted  Securities  under state securities or Blue Sky laws, the Company shall use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

               (d) if requested by the managing underwriter or underwriters or a holder of Registrable Securities being sold in connection with an underwritten offering, promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters and the holders of a majority of the Registrable Securities being sold agree should be included therein relating to the plan of distribution with respect to such Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

               (e) furnish to each selling holder of Registrable Securities and each managing underwriter, without charge, at least one signed copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

               (f) deliver to each selling holder of Registrable Securities and the underwriters, if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons may reasonably request; the Company consents to the use of the Prospectus or any amendment or supplement thereto by each of the selling holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto;

               (g)  prior to any  public  offering  of  Registrable  Securities, register or qualify or cooperate with the selling holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any seller or underwriter reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

               (h) cooperate with the selling holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered

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in such names as the  managing  underwriters  may request at least two  business days prior to any sale of Registrable Securities to the underwriters;

               (i) use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities;

               (j) cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange on which similar securities issued by the Company are then listed;

               (k) not later than the effective date of the applicable Shelf Registration, provide a CUSIP number for all Registrable Securities and provide the applicable transfer agent with printed certificates for the Registerable Securities which are in a form eligible for deposit with Depositary Trust Company;

               (l) enter into such agreements (including an underwriting agreement) and take all such other actions in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration (1) make such representations and warranties to the holders of such Registrable Securities and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings; (2) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and the holders of a majority of the Registrable Securities being sold) addressed to each selling holder and the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such holders and underwriters; (3) obtain "cold comfort" letters and updates thereof from the Company's independent certified public accountants addressed to the selling holders of Registrable Securities and the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by underwriters in connection with primary underwritten offerings; (4) if an underwriting agreement is entered into, the same shall set forth in full the indemnification provisions and procedures of
Section 7 hereof with respect to all parties to be indemnified pursuant to said Section; and (5) the Company shall deliver such documents and certificates as may be requested by the holders of a majority of the Registrable Securities being sold and the managing underwriters, if any, to evidence compliance with clause (c)(iv) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The above shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder;


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               (m) make  available  for  inspection by a  representative  of the
holders  of  a  majority  of  the   Registrable   Securities,   any  underwriter
participating in any disposition pursuant to such Shelf Registration, and any attorney or accountant retained by the sellers or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Shelf Registration; provided that any records, information or documents that are designated by the Company in writing as confidential shall be kept confidential by such Persons unless disclosure of such records, information or documents is required by court or administrative order;

               (n) promptly prior to the filing of any document which is to be incorporated by reference into the Registration Statement or the Prospectus (after initial filing of the Registration Statement), provide copies of such document to counsel to the selling holders of Registrable Securities and to the managing underwriters, if any, make the Company's representatives available for discussion of such document and make such changes in such document prior to the filing thereof as counsel for such selling holders or underwriters may reasonably request.

               The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such securities as the Company may from time to time reasonably request in writing, including, but not limited to, such information as may be required for the Company to comply with SEC rules and regulations relating to "selling security holders."

               Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(e) hereof, such holder will forthwith discontinue disposition of Registrable Securities until such holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(c)(iv) hereof, or until it is advised in writing (the "ADVICE") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company, such holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the time periods regarding the maintenance of the Shelf Registration and the filing and maintenance of Subsequent Shelf Registrations in Section 3 hereof shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 5(c)(iv) hereof to and including the date when each seller of Registrable Securities covered by such Registration Statement shall have received the copies of the supplemented or amended prospectus contemplated hereby or the Advice.


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               6.     Registration Expenses

               (a) All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, (other than fees and expenses associated with filings required to be made with the NASD), fees and expenses of compliance with securities or blue sky laws (excluding fees and disbursements of counsel for the underwriters or selling holders), printing expenses (including expenses of printing certificates for the Registerable Securities in a form eligible for deposit with Depositary Trust Company and of printing prospectuses), messenger, telephone and delivery expenses and fees and disbursements of all independent certified public accountants of the Company (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance), (all such expenses being herein called "REGISTRATION EXPENSES") will be borne by the Company, regardless whether the Registration Statement becomes effective.

               (b) In connection with each Shelf Registration hereunder, the holders of Registrable Securities being registered in such registration shall be responsible for the fees and disbursements of their own counsel and any fees, discounts or commissions of any brokers, dealer managers, underwriters or similar securities industry professionals.

               7.     Indemnification

               (a) Indemnification by Company. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, each holder of Registrable Securities, its officers, directors and employees and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such preliminary Prospectus if (i) such holder failed to deliver a copy of the Prospectus to the person asserting such loss, claim, damage, liability or expense after the Company had furnished such holder with a sufficient number of copies of the same and (ii) the Prospectus completely corrected such untrue statement or omission; and provided, further, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the Prospectus, if such untrue statement or alleged untrue statement, omission or alleged omission is completely corrected in an amendment or supplement to the Prospectus and the holder of Registrable Securities thereafter fails to deliver such Prospectus as so amended or supplemented prior to or concurrently with the sale of the Registrable Securities to the person asserting such loss, claim, damage, liability or expense after the

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Company had  furnished  such holder  with a  sufficient  number of copies of the same. The Company will also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities, if requested.

               (b)  Indemnification  by Holder  of  Registrable  Securities.  In
connection with each Shelf Registration, VCU and each other holder of Registrable Securities will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any Registration Statement or Prospectus and agrees to indemnify and hold harmless, to the full extent permitted by law, the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary Prospectus or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder to the Company specifically for inclusion in such Registration Statement or Prospectus. In no event shall the liability of any selling holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds received by such holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information so furnished in writing by such Persons specifically for inclusion in any Prospectus or Registration Statement.

               (c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assure the defense of such claim and employ counsel reasonably satisfactory to such Person or (c) in the reasonable judgment of any such Person, based upon advice of its counsel, a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party will be required to consent to entry

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of any  judgment  or enter  into any  settlement  which  does not  include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.

               (d) Contribution. If for any reason the indemnification provided for in the preceding clauses (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless as contemplated by the preceding clauses (a) and (b), then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations, provided that VCU and each other holder of Registrable Securities shall not be required to contribute in an amount greater than the dollar amount of the proceeds received by such holders of Registrable Securities with respect to the sale of any securities. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

               8.     Participation in Underwritten Registrations

               If any of the Registrable Securities covered by any of the Shelf Registrations are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by VCU; provided that such investment bankers and managers must be reasonably satisfactory to the Company.

               No Person may participate in any underwritten registration hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements. Nothing in this Section 8 shall be construed to create any additional rights regarding the registration of Registrable Securities in any Person otherwise than as set forth herein.

            9. Miscellaneous

               (a) Remedies. Remedies for breach by the Company of its obligations to register the Registrable Securities shall be as set forth herein.

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               Each  holder of  Registrable  Securities,  in  addition  to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.


               (b) No Inconsistent Agreements. The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. Other than as disclosed on Schedule 9(b) hereto, the Company has not previously entered into any agreement with respect to its securities granting any registration rights to any Person. The rights granted to the holders of Registrable Securities hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any such agreements.

               (c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of holders of at least 66-2/3% of the outstanding Registrable Securities.

               (d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

               (i) if to a holder of Registrable Securities, at Virginia Biotechnology Research Park, 800 East Leigh Street, Richmond, Virginia 23219-1534; and

               (ii) if to the Company, at Collingwood Plaza, 4900 Route 33, Neptune, New Jersey 07753-6804, Attention: Chief Executive Officer.

               All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery.

               (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent holders of Registrable Securities.


                                           11

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               (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

               (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

               (h) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

               (i) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

               (j) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the securities sold pursuant to the Preferred Stock Agreement. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

               (k) Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement, the successful party shall be entitled to recover reasonable attorneys' fees in addition to its costs and expenses and any other available remedy.

                        [Signatures follow on next page]


                                           12

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               IN WITNESS  WHEREOF,  the parties have executed this Agreement as of the date first written above.


The Company:                             ALGOS PHARMACEUTICAL
                                         CORPORATION



                                          By: /s/ John W. Lyle
                                          Title: President



VCU:                                      VIRGINIA COMMONWEALTH
                                          UNIVERSITY



                                          By: /s/ James B. Farinholt
                                          Title: Interim Director of Technology
                                                 Transfer


                                           13

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                                    EXHIBIT A


                                    AGREEMENT


        This Agreement is entered into as of June __, 1996, by and between Algos Pharmaceutical Corporation ("Algos") and Virginia Commonwealth University ("VCU") for the purposes set forth below:

        The parties hereby agree to take the following actions to satisfy the requirements of the letter dated June 12, 1996, signed by John W. Lyle, President and Chief Executive Officer of Algos and acknowledged by James B. Farinholt, Jr., Interim Director of Technology Transfer of VCU (the "Letter Agreement"), pursuant to which Algos agreed to transfer 100,000 shares of Preferred Stock (as defined below) of Algos to VCU as consideration for Modification No. 3 to the License Agreement between VCU and Algos, effective as of June 13, 1996 (the "Modification"), as soon as reasonably practicable:

        1. Algos will deliver a stock certificate representing 100,000 shares of Series B Convertible Preferred Stock, $.01 par value (the "Preferred Stock"), with the terms set forth in the Certificate of Designation of Series B Convertible Preferred Stock of Algos as set forth in Exhibit A hereto, to VCU.

        2. Upon receipt of the Preferred Stock, VCU will deliver a certificate to Algos and Latham & Watkins, attorneys for Algos, substantially in the form of Exhibit B hereto.

        3. Algos and VCU will execute a Registration Rights Agreement that will require Algos, upon VCU's request, to file a "shelf registration statement" to permit the resale of the common stock of Algos that will be received upon the conversion of the Preferred Stock.


VIRGINIA COMMONWEALTH                   ALGOS PHARMACEUTICAL
UNIVERSITY                              CORPORATION




==============================          ==============================
By:                                     By:
Title:                                  Title:






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